UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 30, 2025

(Date of earliest event reported)

INTERNET SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55897	81-2775456
(State of Incorporation)	(Commission File Number)	(IRS EIN)

1330 Avenue of the Americas, 23rd Floor

New York, NY 10019

(Address of principal executive offices)

212-586-4141

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section l 2(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section l 2(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

ITEM 5.02 ELECTION OF DIRECTOR.

Kathleen Leake and Myrna Soto as members of the Board of Directors

On July 30, 2025, the majority shareholders of the Corporation elected Kathleen Leake and Myrna Soto to serve as members of the Board of Directors of the Corporation, effective August 1, 2025.

Kathleen Leake, Director

Kathleen Leake has been appointed to the Internet Sciences, Inc. Board, bringing with her over 18 years of board experience in venture capital and private equity-backed companies. Kathleen is a seasoned entrepreneur and CEO with a track record of building and scaling four companies in the AI and emerging technologies sector. She currently serves on the board of a $1B enterprise and an Andreessen Horowitz portfolio company. Ms. Leake is recognized for her expertise in value creation, innovation, and operational excellence, particularly in scaling companies, product market fit, and mergers and acquisitions. Her leadership and strategic insight will be invaluable in guiding Internet Sciences, Inc. through its next phase of growth.

Education University of Southern California (CA), BA, Business Administration and Management, General.

Myrna Soto, Director

Myrna Soto is a distinguished executive with over two decades of experience in technology, cybersecurity, and corporate governance. She currently serves as the CEO and Founder of Apogee Executive Advisors LLC, providing strategic advisory services across various sectors including cybersecurity and mergers & acquisitions. Myrna has held significant leadership roles such as Chief Strategy & Trust Officer at Forcepoint and Global CISO at Comcast, where she spearheaded cybersecurity initiatives for millions of customers. Her board experience is extensive, having served on multiple public and private boards including NYSE-listed companies like CMS Energy and NASDAQ-listed Popular Inc. Her expertise in internet sciences, particularly in IoT and AI-enabled cybersecurity, positions her as a visionary leader in digital transformation. Her appointment to the Internet Sciences, Inc. Board brings invaluable insight and leadership to drive innovation and strategic growth.

Education. Nova Southeastern University, MBA and Florida International University, BA, Psychology.

ITEM 9.01 EXHIBITS.

Exhibit No.	Description
10.1	Action by Written Consent of the Board of Directors of Internet Sciences, Inc. to Elect Kathleen Leake and Myrna Soto
10.2	Action by Written Consent of the Shareholders of Internet Sciences, Inc. to Elect Kathleen Leake and Myrna Soto
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences, Inc.

Dated: July 30, 2025	By:	/s/ Lynda Chervil
Lynda Chervil, CEO

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